February 27, 2008

This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-
looking statements.  Factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the firm’s
Quarterly Report on Form 10-Q for the quarters ended September 30, 2007, June 30, 2007 and March 31, 2007 and in the Annual Report on Form 10-K for the year ended December
31, 2006 (as amended), filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).
The 2003 and 2004 financial information provided in this presentation is presented on a pro forma combined basis, which includes purchase accounting adjustments made in connection with the merger of JPMorgan Chase and Bank One. The 2003 and 2004 pro forma combined historical results represent how the financial information of JPMorgan Chase and Bank One may have appeared on a combined basis had the two companies been merged as of January
1, 2003. Additional information, including a reconciliation from pro forma results to GAAP, can be found on the Form 8-K/As furnished to the Securities and Exchange Commission on
April 20, 2005 and July 20, 2005.
Disclaimer

Opening Remarks – Jamie Dimon
Firm Overview – Mike Cavanagh
Retail Financial Services – Charlie Scharf
Break
Treasury & Securities Services – Heidi Miller
Commercial Banking – Todd Maclin
Lunch
Infrastructure as a Strategic Asset – Frank Bisignano
Investment Bank – Steve Black & Bill Winters
Asset Management – Jes Staley
Break
Card Services – Gordon Smith
Closing Remarks and Q&A – Jamie Dimon
8:45 a.m.
9:00 a.m.
9:30 a.m.
10:30 a.m.
10:45 a.m.
11:15 a.m.
11:45 a.m.
1:00 p.m.
1:30 p.m.
2:30 p.m.
3:00 p.m.
3:15 p.m.
4:00 p.m.
2008 Investor Day Agenda

F E B R U A R Y 2 7 , 2 0 0 8 J P M O R G A N C H A S E Mike Cavanagh, CFO

Recap of 2004-2007 Line of business results Outlook/Conclusions Overview 1

Financial performance
$mm
Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year
1
Managed basis presents revenue and credit costs without the effect of credit card securitizations.  All references to credit costs refer to managed provision for credit losses
2
Includes merger costs of $209mm in 2007, $305mm in 2006, $772mm in 2005 and $1,365mm in 2004
3
Represents income from continuing operations. Excludes income from discontinued operations related to the exchange of selected corporate trust businesses to The Bank of New
York of $795mm in 2006, $229mm in 2005 and $206mm in 2004
4
Ratios are based upon income from continuing operations
5
See note 1 on slide 20
Four major areas of focus including improving operating margins, investing for growth, managing credit through the cycle and balance sheet strength contributed to improved performance
2
2004 2005 2006 2007
Revenue (FTE)
1
$57,281 $58,364 $65,113 $74,812
Credit Costs
1
7,348 7,259 5,480 9,244
Expense
2
40,481 38,426 38,843 41,703
Pretax income from Cont. Ops 9,452 12,679 20,790 23,865
Income from Cont. Ops
3
$6,338 $8,254 $13,649 $15,365
EPS
3
$1.75 $2.32 $3.82 $4.38
ROE
4
6% 8% 12% 13%
ROTCE
4
,
5
12% 16% 23% 23%

Improving operating margins
Pretax preprovision profit ($mm)
Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year
  2004  2005 2006 2007
Investment Bank $4,605  $4,864  $5,973  $5,096
Retail Financial Services       5,974       6,245       5,898       7,579
Card Services       9,553     10,367       9,659     10,321
Commercial Banking       1,486       1,632       1,821       2,145
Treasury & Sec. Services          549       1,489       1,843       2,365
Asset Management       1,359       1,804       2,209       3,120
Corporate
   Private Equity            836          1,278             975        3,377
   Corporate (ex. Private Equity)       (7,562)       (7,741)       (2,108)         (894)
Pretax preprovision profit $16,800  $19,938  $26,270  $33,109
3

Managing credit through the cycle
Net charge-off ratio analysis (managed basis)
Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year
1
$19.4B of prime mortgage loans were transferred to Corporate on 1/1/07
2
Excludes other changes in allowance of ($45mm) in 2007, $85mm in 2006, $14mm in 2005 and ($136mm) in 2004
4
2004 2005 2006 2007
Investment Bank 0.06% (0.28)% (0.05)% 0.06%
Commercial Banking 0.13% 0.05% 0.05% 0.07%
Card Services 5.28% 5.21% 3.33% 3.68%
Retail Financial Svc. 0.69% 0.31% 0.31% 0.79%
Home Equity 0.27% 0.20% 0.18% 0.62%
Mortgage
1
0.05% 0.06% 0.12% 1.52%
Auto Finance 0.61% 0.54% 0.56% 0.86%
TSS, AM and Corporate
0.23% 0.06% (0.04%) 0.02%
Total Firm 1.88% 1.68% 1.09% 1.33%
Net Charge -offs ($mm) $8,209 $7,595 $5,252 $6,918
Change in Allowance ($mm)
2
(861) (336) 228 2,326
Total Credit Costs ($mm) $7,348 $7,259 $5,480 $9,244

Investing for growth
Growth drivers ($mm)
Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year
1
Figure represents 2005 to 2007 CAGR
5
2004 2005 2006 2007
2004-2007
CAGR
Retail Financial Services
Avg deposits (Regional Bkg) ($B) $171.8 $175.3 $190.2 $206.9 6.4%
# of Checking Accounts (000's) 8,124 8,793 9,995 10,839 10.1%
Investment sales 10,811 11,144 14,882 18,360 19.3%
Credit cards originated in branches 408,794 667,499 1,152,166 1,420,884 51.5%
# of Branches 2,508 2,641 3,079 3,152 7.9%
Card Services
Average outstandings $128,839 $136,389 $141,107 $149,318 5.0%
Charge Volume ($B) 282.7 301.9 339.6 354.6 7.8%
Sales Volume ($B) 218.1 233.7 267.6 292.1 10.2%
# of New accts opened (000's) 9,697 11,362 15,870 16,152 18.5%
Commercial Banking
Average Loans and Leases $46,341 $48,117 $53,596
$61,094 9.7%
Average Liability Balances 62,591 66,055 73,613 87,726 11.9%
IB Revenue, Gross¹
NA 552 716
888 26.8%
TSS Revenue 1,852 2,062 2,243
2,350 8.3%

Investing for growth, continued
Growth drivers ($mm)
Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may
have appeared had the two companies been merged for the full year
1
International revenue represents all non-Americas revenue
2
RPS represents Retirement Planning Services
  2004  2005  2006  2007
2004-2007
CAGR
Investment Bank
IB Fees $3,671  $4,096  $5,537
$6,616  21.7%
    Advisory  939 1,263 1,659 2,273 34.3%
     Equity and Debt Underwriting  2,732 2,833 3,878
4,343 16.7%
Equity Markets 1,704  1,799  3,458
3,903  31.8%
International revenue¹
5,985 6,355 9,232 10,005 18.7%
Treasury & Securities Services
Average Liability Bal ($B) $127.5  $154.7  $189.5
$228.9  21.5%
Assets under Custody ($T) 9.3  10.7  13.9
15.9  19.6%
US$ ACH transactions originations (mm)        2,509         2,966         3,503         3,870  15.5%
Int'l Clearing Volumes (mm) 46.6  89.5  145.3
168.6  53.5%
Asset Management
Assets under Management ($B) $791  $847  $1,013
$1,193  14.7%
AUM Flows ($B) 4  32  89
115  206.3%
Average Deposits ($B) 38.6  42.1  50.6
58.9  15.1%
# of RPS Participants²
918,000  1,299,000  1,362,000
1,501,000  17.8%
6

6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
JPM BAC C WB WFC
Tier 1 Capital ratio
Source: Company filings
Building strong balance sheet and capital
JPM
WFC
WB
C
BAC
7

Agenda Page Overview of 2007 performance 8 8

Investment Bank
Leadership positions
Outlook
Financial results ($mm)
  2006 2007 O/(U)
Revenue $18,833  $18,170  (4)%
    IB Fees 5,537 6,616 19
    Fixed Income Markets 8,736 6,339 (27)
    Equity Markets 3,458 3,903 13
    Credit Portfolio 1,102 1,312 19
Credit Costs 191 654 242
Expense 12,860 13,074 2
Net Income $3,674  $3,139  (15)%
Key statistics
Overhead Ratio 68% 72%
Comp/Revenue 43%¹ 44%
Allowance for Loan Losses
to Loans²
1.79% 1.92%
ROE 18% 15%
VAR ($mm)³
$88  $106
Uncertain environment; substantial
risks remain
Good progress; continue to
build/invest
Expect volatility of returns through
cycle
1
Ratio is calculated excluding effect of SFAS 123R
2
Allowance for loan losses to loans is based on average loan balances for 2006 and period end retained loan balances for 2007
3
Average Trading and Credit Portfolio VAR
4
Source: Dealogic, Dec FY 2007
5
Source: Thomson Financial, Dec FY 2007
Institutional Investor’s America’s
Investment Bank of the Year
Risk magazine’s
2007 Derivatives House of the Year
Best Derivatives House for the Past
20 Years
Best Credit Derivatives House -
Pioneer and Modern Great
#1 Global Investment Banking fees
4
#1 Global Loan Syndications
5
#1 Global High Yield Bonds
5
#2 Global Equity and Equity-Related
5
#2 Global Debt, Equity and Equity-
Related
5
9

Leveraged lending
$4.9B of funded and unfunded commitments were transferred from held-for-sale to held to maturity classification on the balance sheet
$21.4B of funded and unfunded commitments remain as held-for-sale
CMBS / Alt-A
CMBS - $15.2B of total gross exposure which was all funded on the balance sheet;
majority is comprised of loans and securities which are 65% AAA-rated
Alt-A - $6.3B of total exposure; mostly AAA securities and first lien mortgages
Subprime and subprime CDO-related
$2.4B of total subprime and subprime CDO exposure; exposure is hedged by approximately $1.7B of hedges and short positions
CDO warehouse and unsold positions
$5.4B of CDO warehouse and unsold positions; 92% corporate credit underlying
Investment Bank risk topics (all exposures as of 1/31/08)
10

Retail Financial Services
  2006 2007 O/(U)
Origination Volumes
Home Equity Originations $51.9  $48.3  (7)%
Mortgage Loan
Originations
119.2  159.4  34
Auto Originations  $19.3  $21.3  10%
Average Balances
Regional Banking Deposits $190.2  $206.9  9%
Other Metrics
Checking Accounts (mm) 10.0  10.8  8%
# of Branches 3,079  3,152  2
# of ATMs 8,506  9,186  8
Investment Sales ($mm) $14,882  $18,360  23
3rd Party Mortgage Loans
Serviced
$527  $615  17%
Key statistics ($B)
Leadership positions
Expanded market share in
mortgages and home equity to
8.6%¹
by originating $208B while
raising credit standards
#2 in deposit market share²
#2 in home equity originations³
#4 in branch network
4
#4 in mortgage servicing
5
#1 in auto finance (non-captive)
6
1
Source: Inside Mortgage Finance, National Mortgage News, Home Mortgage Estimates, Full Year 2007
2
Source: FDIC data as of June 2007
3
Source: National Mortgage News 3Q07
4
Source: 4Q07 company reports
5
Source: Inside Mortgage Finance/National Mortgage News as of 3Q07
6
Source: Autocount (franchise), January 2008
11

Retail Financial Services
Financial results ($mm)
  2006 2007 O/(U)
   Net Interest Income $10,165  $10,676  5%
   Noninterest Revenue 4,660  6,803  46
Net Revenue¹
14,825  17,479  18
Credit Costs 561 2,610 365
   Net Charge-offs 576 1,327 130
   Change in Allowance (15) 1,283 NM
Expense¹
8,927 9,900 11
Net Income 3,213  3,035  (6)
   Regional Banking 2,884 2,301 (20)
   Mortgage Banking (17) 439 NM
   Auto Finance $346 $295 (15)%
Key statistics
Net Charge-off Rate 0.31% 0.79%
Allowance for Loan
Losses to EOP Loans
0.77% 1.46%

ROE 22% 19%
Regional Banking OH
Ratio (ex. CDI)
53% 50%

Outlook
Continued build-out of branches
Continued market share gain in
mortgage
Home equity losses continue to trend
higher
Expect to add to loan loss
reserves in 1Q08
1
As a result of the adoption of SFAS 159 ("Fair Value Option") certain loan origination costs commenced being recorded as expense in 1Q07
12

Card Services
Financial results¹
($mm)
Outlook
  2006 2007 O/(U)
Net Revenue $14,745  $15,235  3%
Credit Costs 4,598 5,711 24
Noninterest Expense 5,086 4,914 (3)
Net Income $3,206 $2,919 (9)%
Key statistics ($B)
Avg Outstandings
$141.1
$149.3 6%
EOP Outstandings
$152.8
$157.1 3
Charge Volume²
$339.6 $354.6 4
Net Accts Opened (mm)
45.9³
16.4 (64)%
Net Charge-off Rate 3.33% 3.68%
30-Day Delinquency Rate 3.13% 3.48%
ROO (pretax) 3.59% 3.09%
ROE 23% 21%
Visible losses of 4.50% +/- in 1H08
2H08 losses depend on economy and
unemployment
Industry outstandings – 12/31/2007
4
Chase
20%
Citigroup
16%
Amex
9%
Capital One
7%
Discover
6%
Bank of America
21%
Others
21%
1
Financial results are presented on a managed basis
2
Chase charge volume as reported in table above includes balance transfers
3
FY 2006 included approximately 21mm accounts from the acquisition of the Kohl’s private label portfolio and approximately 9mm accounts from the acquisitions of the BP and Pier 1
Imports, Inc. private label portfolios
4
Domestic GPCC O/S, Source: 4Q07 Company reports; Amex data represents proprietary U.S.
consumer and small business.  Bank of America data represents U.S. consumer and small business
13

Commercial Banking
Financial results ($mm)
Outlook
Leadership positions
  2006 2007 O/(U)
Net Revenue $3,800 $4,103 8%
  Middle Market Banking 2,535 2,689 6
  Mid-Corporate Banking 656 815 24
  Real Estate Banking 458 421 (8)
  Other 151 178 18
Credit Costs 160 279 74
Noninterest Expense 1,979 1,958 (1)
Net Income $1,010 $1,134 12%
Key statistics ($B)
Avg. Loans & Leases $53.6 $61.1 14%
Avg. Liability Balances¹
$73.6 $87.7 19%
Overhead Ratio 52% 48%
Net Charge-off Rate 0.05% 0.07%
ROE 18% 17%
Continued expense discipline to reach
overhead ratio target of 45%
Continued prudent credit risk
management of loan portfolio
Gross IB revenue of approximately $1B
1
Includes deposits and deposits swept to on-balance sheet liabilities
2
Source: SRBI Footprint Study, 2007
3
Source: Loan Pricing Corporation, 4Q07
#1 commercial bank in market
penetration within Chase’s retail
branch footprint²
#2 large middle-market lender in the
United States³
#2 asset-based lender in the United
States³
14

Treasury & Securities Services
Financial results ($mm)
Outlook
Leadership positions
  2006 2007 O/(U)
Net Revenue $6,109  $6,945  14%
   Treasury Services 2,792 3,013 8
   Worldwide Sec Svcs 3,317 3,932 19
Noninterest Expense 4,266 4,580 7
Net Income $1,090  $1,397  28%
Key statistics
Avg Liability Balances ($B)
1
$189.5 $228.9  21%
Assets under Custody ($T) $13.9  $15.9  15%
Pretax Margin 28% 32%
ROE 48% 47%
TSS Firmwide Revenue  $8,559  $9,565  12%
TS Firmwide Revenue $5,242  $5,633  7
TSS Firmwide Avg Liab Bal ($B)¹
$262.7  $316.7  21%
4Q07 results positively affected by
positive impact of market
conditions, primarily on securities
lending, flight to quality and
seasonal strength in depository
receipts
Continued investment in new
product platforms
Impact of weakening economy on:
Business and deposit volumes
Level of Assets under Custody
1
Includes deposits and deposits swept to on-balance sheet liabilities
2
NACHA, 2007
3
Source: Federal Reserve 2007
4
Source: FImetrix 2007 Industry Studies
5
Source: SEC Filings, 4Q07
6
Source: 2007 Mutual Fund Service Guide
#1 in Automated Clearing House
Originations², CHIPS and Fedwire³
#1 in USD clearing & commercial
payments
4
#2 Securities custodian
5
#2 Fund services provider for non-
U.S. domiciled funds
6
#2 ADR bank in market cap under
management
5
15

Asset Management
Financial results ($mm)
Outlook
Leadership positions
  2006 2007 O/(U)
Net Revenue $6,787  $8,635  27%
   Private Bank 1,907 2,605 37
   Institutional 1,972 2,525 28
   Retail 1,885 2,408 28
   Private Client Services 1,023 1,097 7
Credit Costs (28) (18) 36
Noninterest Expense 4,578 5,515 20
Net Income $1,409  $1,966  40%
Key statistics ($B)
Assets under Management $1,013  $1,193  18%
Average Loans¹
$26.5  $29.5  11%
Average Deposits $50.6  $58.9  16%
Pretax Margin 33% 36%
ROE 40% 51%
4Q07 results benefited from
seasonal strength in performance
fees
Impact of weakening markets on:
Mutual funds flows especially in
Europe
Level of Assets under
Management
1
Held-for-investment prime mortgage loans that transferred from AM to Corporate during 3Q07 and
1Q07 totaled $1.2B and $5.3B, respectively
2
Absolute Return Magazine, September 2007 issue
3
iMoneyNet, October 2007
4
Investment Week, June 2007
5
Derived from following rating services: Morningstar for the United States; Micropal for the United
Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan
6
Derived from following rating services: Lipper for the United States and Taiwan; Micropal for the
United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan
Largest hedge fund manager²
Largest international AAA-rated
liquidity fund³
Best Emerging Markets Fund
4
% of AUM in 1st and 2nd Quartiles
5
1 year - 57%
3 year - 75%
5 year - 76%
55% of customer assets in 4 & 5 star
funds in 2007
6
16

Corporate
Financial results ($mm) Outlook
Net Income 2006 2007 O/(U)
Private Equity $627 $2,165 245%
Corporate (391) (260) 34%
Net Income from continuing ops.¹
$47  $1,775 NM
Private equity significantly lower
throughout 2008
Expect minimal gains in 1Q08
Low visibility past 1Q08
Treasury/Corporate
Expect combined net loss to be
$50mm – $100mm per quarter on
average
VISA
Gain on sale of 50% of $1.8B -
$2.0B pretax before VISA escrow
for litigation
JPM share of litigation escrow of
approximately $0.7B
Net pretax gain of $1.1B - $1.3B
1
Includes after-tax merger costs of $189mm in 2006 and $130mm in 2007
17

Capital management
18
Capital management ($B)
1
See note 1 on slide 20
2005 2006 2007
Capital (End of Period)
Total Shareholders' Equity $107.2 $115.8 $123.2
Equity net of Goodwill 63.6 70.6 78.0
Tangible Common Equity
1
$55.5 $63.3 $71.9
Balance Sheet
Total Assets $1,198.9 $1,351.5 $1,562.1
Mgd Ris k Weighted Assets $912.6 $995. 6 $1,11 8.4
Key Ratios
Capitalization
Tier 1/RWA 8.5% 8.7% 8.4%
TCE/Mgd RWA

6.0% 6.5% 6.7%
Tier 1 Leverage 6.3% 6.2% 6.0%

2008 Outlook
Investment Bank
Uncertain environment; substantial risks
remain
Good progress; continue to build/invest
Expect volatility of returns through cycle
Retail Financial Services
Continued build-out of branches
Continued market share gain in mortgage
Home equity losses continue to trend higher
Expect to add to loan loss reserves in
1Q08
Visible losses of 4.50% +/- in 1H08
2H08 losses depend on economy and
unemployment
Card Services
Private Equity / Corporate
Private Equity significantly lower
Minimal gains in 1Q08
Low visibility past 1Q08
Corporate
Expect combined net loss to be $50mm –
$100mm per quarter on average
VISA
Gain on sale of 50% of $1.8B - $2.0B
pretax before VISA escrow for litigation
JPM share of litigation escrow of
approximately $0.7B
Net pretax gain of $1.1B - $1.3B
Overall
Expansion of TSS, AM, CB
Impact of weakening economy on:
Credit losses
Loan loss reserves
Business volumes
19

Notes on non-GAAP financial measures
20
This presentation includes non-GAAP financial measures.
1. TCE as used on slide 2 for purposes of a return on tangible common equity and presented as Tangible
Common Equity on slide 18 is defined as common stockholders’ equity less identifiable intangible assets
(other than MSRs) and goodwill.  TCE as used in slide 18 in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders’ equity plus a portion of junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill.  The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm’s capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies.
2. Financial results are presented on a managed basis, as such basis is described in the firm’s Quarterly
Report on Form 10-Q for the quarter ended September 30, 2007 and in the Annual Report on Form 10-K
for the year ended December 31, 2006 (as amended).
3. All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made.

F E B R U A R Y 2 7 , 2 0 0 8 R E T A I L F I N A N C I A L S E R V I C E S Charlie Scharf, CEO

Agenda Page Business update Auto credit Home Equity credit RFS financial results 1 1 5 33 37

Retail Financial Services 2007 results
2006 2007 O/(U)
Revenue¹ $14,825 $17,479 $2,654
Credit costs 561 2,610 2,049
Expense¹ 8,927 9,900 973
Net income 3,213 3,035 (178)
Regional
Banking
2,884 2,301 (583)
Mortgage
Banking
(17) 439 456
Auto Finance $346 $295 ($51)
ROE 22% 19%
Overhead (ex.
CDI)
57% 54%
Financial results ($mm)
2007 includes impact of BNY
Revenue growth of 18%
Credit costs increased due to home
equity and subprime mortgage
Expense growth reflects
Increased production and sales
Investment in retail distribution
Comments
Credit costs ($mm)
2006 2007 O/(U)
Net charge-offs $576 $1,327 $751
Change in
allowance
(15) 1,283 1,298
Total $561 $2,610 $2,049
¹ As a result of the adoption of SFAS 159 ("Fair Value Option") certain loan origination costs commenced being recorded as expense in 1Q07
Net charge-off detail ($mm)
2006 2007 O/(U)
Home equity $143 $564 $421
Mortgage 56 159 103
Business Banking 91 126 35
Other loans 48 116 68
Auto Finance $238 $354 $116

Revenue and expense growth detail
Revenue growth detail ($mm) Expense growth detail ($mm)
2006 2007 O/(U)
Retail Banking margin $5,698 $6,193 $495
Retail Banking NIR 3,259 3,763 504
Lending 2,554 2,907 353
Insr. and other 460 145 (315)
   Regional Banking 11,972 13,006 1,034
   Mortgage Banking¹
,
² 1,314 2,702 1,388
   Auto Finance 1,539 1,757 218
Total RFS $14,825 $17,479 $2,654
2006 2007 O/(U)
Retail Banking $5,667 $6,165 $499
Lending 829 802 (27)
Insr. and other 330 55 (275)
   Regional Banking 6,825 7,023 198
   Mortgage Banking¹ 1,341 1,987 646
   Auto Finance 761 890 129
Total RFS $8,927 $9,900 $973
Revenue growth of 18%
Revenue growth excl. BNY and Insurance sale in 2006, up 17%
Regional Banking up 9% (4% excl. BNY)
Mortgage production up 63%
Mortgage servicing up 179%
Note: Lending includes Home Equity, Education, and Mortgage Portfolio
¹
As a result of the adoption of SFAS 159 ("Fair Value Option") certain loan origination costs commenced being recorded as expense in 1Q07
²
Mortgage Banking revenue includes provision as per 4Q07 Press Release

Consumer real estate exposure
Balances
¹
Prime warehouse loans include prime mortgage loans originated with the intent to sell, which, for new originations on or after January 01, 2007, were accounted for at fair value under FAS 159. These loans, classified as Trading Assets on the Consolidated Balance Sheet totaled $12.6B, $14.4B, $15.2B, and $11.6B at December 31, 2007,
September 30, 2007, June 30, 2007, March 31, 2007
²
Includes ($329mm) in 2Q07, ($306mm) in 3Q07, and ($395mm) in 4Q07
³
Held-for-investment prime mortgage loans were transferred from RFS to the Corporate segment for risk management and reporting purposes
Balances EOP ($B)
Markdowns/
net reserve build
($mm)
1Q07 2Q07 3Q07 4Q07  FY2007
Mortgage Banking Warehouse¹ $20.3 $20.0 $14.7 $13.1 ($241)
RFS—Portfolio
Prime Mortgage $2.4 $2.3 $2.5 $3.0
Sub-prime Mortgage 9.0 8.7 12.1 15.5 (166)
Home Equity 87.7 91.0 93.0 94.8 (1,030)²
RFS Portfolio $99.1 $102.0 $107.6 $113.3
Prime Mortgage—Corporate³ 26.5 27.3 32.8 36.9
Total Consumer Real Estate
Exposure
$125.6 $129.3 $140.4 $150.2

Agenda Page Business update Auto credit Home Equity credit RFS financial results 5 1 5 33 37

Credit performance
Key credit statistics
4Q06 1Q07 2Q07 3Q07 4Q07
Home Equity
Net charge-offs ($mm) $51 $68 $98 $150 $248
Net charge-off rate 0.24% 0.32% 0.44% 0.65% 1.05%
Average outstandings ($B) $84.2 $86.3 $89.2 $91.8 $94.0
Total RFS
Allowance for loan losses ($mm) $1,392 $1,453 $1,772 $2,105 $2,634
Non-performing loans ($mm)¹ $1,677 $1,655 $1,760 $1,991 $2,704
Allowance to annualized NCOs² 1.6x 2.0x 1.7x 1.5x 1.3x
Allowance to NPLs² 89% 94% 115% 107% 100%
¹ NPLs included loans held-for-sale and loans accounted for at fair value under SFAS 159
² Loans held-for-sale and Loans accounted for at fair value under SFAS 159 were excluded when calculating the allowance coverage ratio and the Net charge-off rate

Net charge-offs
Competitor Home Equity performance
0.24%
0.27%
0.09% 0.08%
0.22%
0.65%
0.83%
0.20%
0.70%
1.59%
1.05%
1.46%
0.63%
1.63%
1.70%
JPM WFC BAC WM CFC
4Q06 3Q07 4Q07
Nonperforming loans
0.54%
0.31%
0.34%
0.44%
0.70%
0.62%
0.32%
0.76%
0.86%
0.90%
0.85%
0.37%
1.17%
1.34%
1.60%
JPM WFC BAC WM CFC
4Q06 3Q07 4Q07
Source: Company reports; Home Equity and NPL as defined by each company

0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% Dec-05 Jan-06 Mar-06 Apr-06 Jun-06 Aug-06 Sep-06 Nov-06 Jan-07 Feb-07 Portfolio view Home Equity 30+ day delinquency—a year ago 8

Prime Home Equity—origination profile
Banking Center Channel¹
2003 2004 2005 2006 2007
Origination ($B) $14.3 $16.4 $17.5 $15.2 $16.7
Weighted avg. FICO 736 733 737 745 749
Weighted avg. CLTV 67% 68% 68% 68% 67%
% CLTV >90 10% 10% 8% 6% 3%
% CA and FL 0.4% 0.6% 0.8% 0.7% 0.7%
¹ CLTV and FICO at origination
Low average CLTVs
Small volume of high CLTVs
Know the customer

Prime Home Equity—origination profile
2003 2004 2005 2006 2007
Origination ($B) $8.5 $14.6 $15.9 $13.7 $11.3
Weighted avg. FICO 733 735 739 742 747
Weighted avg. CLTV 78% 78% 80% 81% 81%
% CLTV 80—85 10% 9% 8% 7% 6%
% CLTV 85—90 28% 27% 29% 26% 25%
% CLTV >90 11% 16% 20% 27% 28%
% CA and FL 51% 50% 45% 44% 44%
Broker Channel¹
¹ CLTV and FICO at origination

Prime Home Equity loss rates—historical experience
CLTV % at origination 2004 2005 2006
< 80 0.05% 0.04% 0.05%
80—90 0.12% 0.12% 0.18%
90—95 0.20% 0.17% 0.29%
> 95  0.92% 0.71% 0.79%
Total 0.16% 0.13% 0.17%
Losses by CLTV
Appeared okay as long as we were pricing for the risk

0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36
Cumulative loss rates by months on books as of 12/31/2007
Prime Home Equity—banking center channel
2002
2003
1Q06
1H05
2H05
2Q06
3Q06
4Q06
1Q07
3Q07
2004
2Q07
# of months on books

Cumulative loss rates by months on books as of 9/30/2006
Prime Home Equity—broker channel
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36
2002
2003
1Q06
2H05
2004
1H05
2Q06
# of months on books

Cumulative loss rates by months on books as of 12/31/2006
Prime Home Equity—broker channel
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36
2002
2003
2Q06
1H05
1Q06
3Q06
2004 2H05
# of months on books

0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36
Cumulative loss rates by months on books as of 12/31/2007
Prime Home Equity—broker channel
2H05
1Q06
2Q07
3Q06
1Q07
3Q07
2Q06
4Q06
1H05
2004
2003
2002
# of months on books
1. More losses and earlier
Recent vintages still getting
worse
2. Slope
No turn yet in earlier
vintages

Portfolio view
Home Equity 30+ day delinquency
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07
Multiple rounds of credit changes
Underwriting changes proven to be not enough
Apr-07:
Underwriting
changes Round I
Jun-07:
Underwriting
changes Round II
Aug-07:
Underwriting
changes Round III
Nov/Dec-07:
Underwriting
changes Round IV

Prime Home Equity loss rates—current experience
CLTV % at origination 1Q07 2Q07 3Q07 4Q07
< 80 0.08% 0.10% 0.13% 0.14%
80—90 0.32% 0.33% 0.60% 0.81%
90—95 0.40% 0.60% 1.23% 1.90%
> 95  1.14% 1.54% 2.08% 4.29%
Total 0.27% 0.35% 0.53% 0.86%
Losses by CLTV
Losses well beyond our stress modeling

Prime Home Equity - performance of 1
st
vs. 2
nd
liens
Problems isolated to 2
nd
liens
1
st
liens 22%, 2
nd
liens 78%
of portfolio
Total portfolio
1st Liens 2nd Liens
1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36 1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36
1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36
2003 2004 1H05 2H05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07

Dec-06 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07
With Chase Prime 1st With Non-Chase 1st
2nd lien 30+ delinquency
Prime Home Equity 2nd lien performance
No real differentiation

2007 Prime Home Equity roll rates
1-29 days past due
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2007
60-89 days past due
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2007
30-59 days past due
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2007
90-119 days past due
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2007
120-149 days past due
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2007
Continuing to deteriorate

Jun-
06
Jul-
06
Aug-
06
Sep-
06
Oct-
06
Nov-
06
Dec-
06
Jan-
07
Feb-
07
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
No equity walks ($mm) Gross charge offs ($mm) 12 Mo. YoY HPA% (US Total)
Charge off and ‘Walk’ trends ($mm)
Prime Home Equity loss severities
Severity of housing price decline is totally eliminating equity-not just reducing it
1
Source: Economy.com
1

0% 10% 20% 30% 40% 50% 60% 70% No equity walk contribution to gross credit losses Prime Home Equity walk trends Loss severities increasing 22

Total Home Equity Portfolio by CLTV and FICO at origination
$B outstanding as of 12/31/07
CLTV
FICO <80% 80—85% 85—90% 90—95% >95% Total
700+ $39.7 $4.3 $11.6 $4.7 $7.7 $68.0
640—700 12.1 1.5 4.0 1.3 2.6 21.5
< 640 3.4 0.3 0.9 0.2 0.5 5.3
Total $55.2 $6.1 $16.5 $6.2 $10.8 $94.8

Percent of Prime Home Equity portfolio with
current CLTV >100% — estimated
Source: Economy.com, internal estimates
Note: Current CLTV defined as total line balance as a % of current home value estimated by applying Economy.com MSA level HPA estimates as of 12/31/07
2.80%
3%
3.60%
4.10%
4.50%
5.20%
6.20%
7.30%
8.20%
8.80%
9.40%
10%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07
(7.0)%
(6.0)%
(5.0)%
(4.0)%
(3.0)%
(2.0)%
(1.0)%
0.0%

Prime Home Equity portfolio by current CLTV - estimated
$B Outstanding balances as of 12/31/07
Source: Economy.com, internal estimates
Note: Top 10 states by portfolio size
Current CLTV defined as total line balance as a % of current home value estimated by applying Economy.com MSA level HPA estimates as of 12/31/07
14.5
13.6
6.6
6.0
5.7
5.2
5.1
4.2
3.7
2.4
CA
NY
IL
TX
AZ
FL
OH
NJ
MI
IN
CLTV <=80 CLTV 80-90 CLTV 90-100 CLTV >100
$9B estimated to be >100% current CLTV as of 12/31/07

Prime Home Equity losses by current CLTV band
4Q07 loss rates
Current estimated CLTV
State <80% 80—85% 85—90% 90—95% 95—100% >100%
California 0.10% 0.08% 0.17% 0.83% 1.64% 5.61%
New York 0.07% 0.44% 0.57% 0.80% 1.07% 9.07%
Illinois 0.10% 0.41% 0.63% 0.69% 1.04% 7.25%
Texas 0.05% 0.27% 0.14% 2.18% 4.05% 0.00%
Arizona 0.03% 0.43% 0.24% 0.56% 0.54% 2.76%
Florida 0.16% 1.21% 0.79% 0.81% 3.38% 10.04%
Ohio 0.46% 0.53% 1.07% 1.20% 1.71% 1.56%
New Jersey 0.09% 0.32% 0.04% 0.05% 0.61% 3.37%
Michigan 0.37% 0.63% 1.79% 1.73% 2.15% 4.72%
Indiana 0.50% 1.33% 0.89% 1.96% 1.11% 1.09%
Total Portfolio 0.14% 0.45% 0.53% 0.93% 1.69% 5.47%

% of 4Q07 losses 9% 5% 5% 9% 12% 60%
Source: Economy.com
Note: Top 10 states by portfolio size
Current CLTV defined as total line balance as a % of current home value estimated by applying Economy.com MSA level HPA estimates as of 12/31/07

Potential distribution of Prime Home Equity portfolio by
CLTV as of 12/31/08 - estimated
$B Outstanding Balances
Source: Economy.com projected housing price depreciation; balances as of 12/31/07
Note: Top 10 states by portfolio size
Current CLTV defined as total line balance as a % of current home value estimated by applying Economy.com MSA level HPA estimates as of 12/31/07
4.2
3.7
2.4
5.1
5.2
5.7
6.0
6.6
13.6
14.5
CA
NY
IL
TX
AZ
FL
OH
NJ
MI
IN
CLTV <100 CLTV >100
Projected 2008 Housing
Price Depreciation
CA -12%
NY -5%
IL -1%
TX +3%
AZ -13%
FL -14%
OH +2%
NJ -10%
MI -2%
IN +3%

Home Equity underwriting
Changes and Impacts
2007 changes
Changed maximum CLTV to 90% in broker channel
Eliminated stated income across wholesale channel
Eliminated stated income with debt-to-income over 50% across all channels
Investor/second homes CLTV capped at 80%
Significantly strengthened underwriting process relating to appraisal, income/cash flow assessment and owner occupancy
Stopped originating subprime home equity
2008 changes
Maximum CLTV adjusted to 90% of expected future home price (net of depreciation)
Maximum CLTV reduced to 85% in all markets
Less where there is expected depreciation - as low as 60%
Eliminated all Stated Income
Reduced Maximum DTIs
Minimum FICO = 660
Source: Economy.com, Internal Estimates

Underwriting process enhancements
Business issue Action Outcome
Collateral valuation   Introduced new
valuation tools and
review process
Onsite appraisers hired.  Review process strengthened—increased percentage of accounts reviewed, declined or counter offered
New valuation tool pilot significantly improved high risk account identification
Underwriters re-trained and certified based on new standards.  Increased appraisal referrals to onsite appraisers
Housing Price trends
analysis and application
Implemented new
database and
communication
mechanisms to improve
understanding of
market changes
Home Price Appreciation (HPA) database at zip code level deployed.
Identifies areas  most affected by price declines
Established monthly Risk Management forum to analyze local market trends and adjust underwriting process appropriately
Valuation committee established to drive policies across the company
Owner occupancy   More rigor around
establishing  owner
occupancy
New software implemented.  Significant improvement in occupancy classification
Owner occupancy included in fraud training
Detailed analysis of credit bureau information to identify owner occupancy misrepresentation
Further occupancy validations implemented
Income reasonableness   Better measure
borrowers’ capacity to
pay
Stated Income Verified Asset (SIVA) policy eliminated
Enhanced income calculation process and reporting  for full document loans
Tightened norms applied for employment verification

2007 4Q07 4Q07 pro forma
Originations $16.7 $4.0
% CLTV >90 3% 1% 0%
2007 4Q07 4Q07 pro forma
Originations $11.3 $1.7
% CLTV 80—85 6% 6% 5%
% CLTV 85—90 25% 30% 0%
% CLTV >90 28% 6% 0%
Prime Home Equity—expected effect of underwriting
changes
Banking Center Channel¹ ($B)
Broker Channel¹ ($B)
¹ CLTV and FICO at origination
Total originations expected to be about half of 2006-2007 level

HPA Assumptions
US California New York Arizona Florida
Potential loss
range ($B)
(5.0)% (8.0)% (2.0)% (10.0)% (12.0)% $2.0—$2.5
(10.0)% (15.0)% (7.0)% (20.0)% (20.0)% $3.2—$3.7
Potential losses by HPA scenario
31
2008 Change in home prices
Source: Economy.com, Internal Estimates
Assumptions:
Roll rates continue to deteriorate
Severities do not worsen or improve (especially at higher LTVs)
No major changes in unemployment
Very difficult to model given lack of historical experience with consumer payment behavior in negative equity scenario

Home Equity—mistakes made
1. Backward looking analysis
Relied on historical fundamentals – FICO primary driver of credit performance
House value was “belts & suspenders”
Analyzed impact of potential housing decline – severely underestimated
(5-10% vs. 20-30%)
Would never do 80+ LTV if we believed value would fall 20-30%
2. Judgment
Broker performance/behavior masked by HPA increases – we knew better
Incremental changes to underwriting over several years resulted in:
— Massive risk layering
— Opportunity for speculation and fraud
Missed the “bubble”
A fundamentally different business over time

Agenda Page Business update Auto credit Home Equity credit RFS financial results 33 1 5 33 37

0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
30+ Delinquency % Charge-Off Rate
Delinquency and charge-off trends
2006 and 2007 Chase Auto performance
1.65% 1.85%
0.97% 1.27%
1.33% 1.43%
0.59%
0.61%
1.61% 1.72%
0.64% 0.75%
1.39% 1.37%
0.46% 0.43%
30+
Delinquency %
Charge-Off
Rate

Auto credit
1
Change in loss rates²—4Q06 vs. 4Q07
Deteriorating from historical lows
Deterioration concentrated in declining HPA MSAs
Increases appear manageable
1
Loss rates for retail portfolio only; excludes dealer commercial and direct portfolios
2
Loss rates reflect net charge-offs without consideration of FFIEC and other accounting adjustments
3
Source: Economy.com
35
Change in HPA
3
Prime Near Prime Sub-prime
(4.5)% + worse 95% 142% 40%
(4.5)% to + 3.7% 36% 51% 22%
Better than + 3.7% 4% 21% 0%
Total 42% 60% 20%

Prime and Near Prime credit actions
Changed underwriting criteria for HPA declining versus HPA stable states
Raised Minimum Collateral Values for Extended Term in High Risk States – AZ, CA, NV,
and UT
Removed Tax, Title, and License from West Region Advance Policy, effectively reducing
LTV cutoffs by 10% in High Risk Markets
Raised Custom Score Cut-off by 10 points for LTV > 110
Reduced High Advance/Extended Term
Added High Risk Layer Policy

Agenda Page Business update Auto credit Home Equity credit RFS financial results 37 1 5 33 37

Home Lending
Market share and rank
4Q06 4Q07
Channel % Share Ranking % Share Ranking
Retail 7.2% 5 8.4% 4
Wholesale 6.4% 3 10.1% 1
Correspondent 4.9% 6 17.7% 2
Total JPM 6.0% 5 11.2% 3
FY06 FY07 FY07 H/(L)
Actual Actual FY06
Production revenue $833 $1,360 $527
Servicing revenue 481 1,342 861
Total revenue $1,314 $2,702 $1,388
Total expense 1,341 1,987 646
Pre-tax Income ($27) $715 $742
Mortgage Banking
Source: Inside Mortgage Finance

Home Lending
Loan officer recruiting — October 2007 to present
Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Total
Beginning count 2,317 2,372 2,423 2,552 2,538 2,317
  Net hires from
Large weakened
competitors
31 30 101 42 24 228
  All other 24 21 28 (56) 11 28
  Total Hires 55 51 129 (14) 35 256
Ending count 2,372 2,423 2,552 2,538 2,573 2,573
Continuing to grow the sales force
Attracting top talent from weakened competitors

Bank branch penetration
Mortgage production in bank branches
2005 2006 2007
If we sell 1
more per
branch/month
Sales ($B) $6.4 $8.1 $10.4 $18.9
Number of loans/branch/month 1.0 1.1 1.3 2.3
Homeowner HHs (mm) 4.5 4.6 5.0 5.0
Chase Mortgage HHs (mm) 0.60 0.68 0.81 0.90
% HHs with a Chase Mortgage 8% 8% 9% 10%
% Homeowners with a Chase
Mortgage
13% 15% 16% 18%
Lots of progress
Opportunity still large
Meaningful in many ways

3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
Consumer and Business
Banking
$498 $490 $506 $585 $591 $561
Loan Portfolio/Other 246 129 184 44 20 (190)
Total $744 $619 $690 $629 $611 $371
Branch banking profitability and growth drivers
Average deposits of $209B, up 4%
3,152 branches, up by 73
9,186 ATMs, up by 680
1
Growth rates are YoY
4Q07 key statistics¹
Net income ($mm)

7,312
8,506
9,186
2005 2006 2007
7,067
7,573
9,650
3,214
3,614
4,105
12/31/2005 12/31/2006 12/31/2007
Personal Bankers Sales Specialists
Continuing to grow distribution
Salesforce growth ATMs
Branches Active online customers
4,231
4,909
5,918
2005 2006 2007
2,641
3,079
3,152
2005 2006 2007

2003 2004 2005 2006 2007 Total
Metro NY — 13 51 22 28 114
Chicago 20 54 25 15 21 135
Arizona 7 10 19 11 15 62
Texas 17 30 26 22 35 130
Michigan 2 3 10 35 10 60
Colorado 5 2 6 12 9 34
Other 8 12 9 8 9 46
Total 59 124 146 125 127 581
New build investment continues
Completed 127 new branches in 2007; 125—150 branches
annually
2008 estimate of 100—150
Focused on expansion in major footprint markets
New branches

Retail Banking Checking Accounts 596 664 862 2005 2006 2007 Net New Checking Accounts (000s) New Checking Accounts (000s) 2,105 2,418 2,877 2005 2006 2007 Continue to grow net checking 44

Deepen growth in cross-sell
Note: Results include acquisition of BNY beginning October 1, 2006
667
1,152
1,421
2005 2006 2007
$10
$8
$6
2005 2006 2007
Mortgage sales ($B)
Credit cards (# units in 000s)
Highlights
Investment sales ($B)
Highlights (4Q07 vs 4Q06):
Credit card sales up 34%
Mortgage originations up 4%
Home Equity originations up 3%
$18
$15
$11
2005 2006 2007

Growth in Bank of New York cross-sell
1
Based on average of comparable deposit size Chase branches in NY, NJ and CT
2
Target exit rate at end of 2008
3
1H07 and 2H07 are averages of the quarters
Credit Cards¹ New Checking Accounts¹
Investment Sales¹ Mortgage and Home Equity¹
2005 BNY 4Q06 1H07³ 2H07³ Target 2008²
2005 BNY 4Q06 1H07³ 2H07³ Target 2008²
2005 BNY 4Q06 1H07³ 2H07³ Target 2008²
2005 BNY 4Q06 1H07³ 2H07³ Target 2008²
1.0x
2.0x
3.0x higher
40.0x higher
1.0x
2.2x higher
1.0x
26.6x
1.2x
2.3x higher
2.2x
1.0x

Developing and deepening customer relationships
Percent of core retail households¹
Jan 2006 Dec 2007
Multi-product households 66% 71%
Checking households 81% 84%
With Credit Card 48% 54%
With Online Banking 42% 59%
With Online Billpay 14% 28%
¹ Branch based households (i.e. no credit card only or out of footprint lending)
Lots of progress
Lots of opportunity

Innovate to serve customers
Chase Mobile
On-demand, real-time account information
Industry-first national launch of account access
by texting in U.S.
Rapid Cash
Free funds transfer to Mexico for Chase
checking customers
Deposit-Friendly ATMs
SM
$290MM investment in ATM deposit automation
to allow 24/7 deposit access
Debit Rewards
United, Continental
Chase Picks Up the Tab
SM
Access Checking
Checking with safeguards for consumers who
don’t qualify for other checking products
ATM Offers
Instant checking offers on receipts for non-
checking customers & prospects
Debit upgrade offers
Pre-approved credit cards
Innovation

Chase What Matters
A new positioning for the Chase brand:  What Matters To Our Customers, Matters To Chase.  Chase
What Matters
Key pillars - access, protection, advocacy, recognition, and value
Print:  Free Chase Account Alerts
PROTECTION MATTERS
24/7 ACCESS MATTERS
CONTROL MATTERS
REAL-TIME INFO MATTERS

Forward Looking Comments
Credit deterioration to continue in all asset classes
driven by high HPA MSAs and high LTVs
Mortgage volume and profitability strong but slowing
Servicing asset very volatile this quarter
Banking and Mortgage growth to continue
Performance targets not achievable until housing
market correction ends

F E B R U A R Y 2 7 , 2 0 0 8 T R E A S U R Y & S E C U R I T I E S S E R V I C E S Heidi Miller, CEO

$0.4
$1.3
$1.7
$2.2
$4.7
$5.5
$6.1
$6.9
2004 2005 2006 2007
TSS Revenue and Pretax Income ($B)
Healthy growth in margins and revenue
Revenue
Pretax
income
Eff. Ratio
88% 70% 73% 66%
1
1
Figures are pro forma for the Bank One merger and Discontinued Operations
1
Figures are pro forma for the Bank One merger and Discontinued Operations
1

Growth reflects expanded volumes across all products
Metric
Highlights²
Assets Under
Custody ($T)
USD Clearing Trans
Originated (mm)
International
Clearing Vols (mm)
USD ACH Transfers
Originated (B)
Liability Balances
($B)
Sec. Lending Loans
Outstanding ($mm)
Net Asset Values
(mm)
ADR Shares Issued /
Cancelled (B)
GlobeClear Volumes
(mm)
Americas AUC increased by $3.7T since 2004
Americas AUC increased by $3.7T since 2004
Substantial market share and scale
advantage
Substantial market share and scale
advantage
Improved functionality/competitiveness
Improved functionality/competitiveness
Rollout of Accounts Receivables Conversion
product
Rollout of Accounts Receivables Conversion
product
Foreign Deposits growing at 23%
Foreign Deposits growing at 23%
Increase in lendable assets and utilization
Increase in lendable assets and utilization
EMEA NAVs growing at 94%
EMEA NAVs growing at 94%
Surge in cross-border equity investment as
investors seek global returns (e.g., Russia,
Brazil)
Surge in cross-border equity investment as
investors seek global returns (e.g., Russia,
Brazil)
CAGR
+20%
+20%
+11%
+11%
+55%
+55%
+16%
+22%
+22%
+20%
+20%
+55%
+55%
+22%
+22%
+77%
+77%
Entered 38 new markets since 2004.  On-
exchange clearing grew 145%
Entered 38 new markets since 2004.  On-
exchange clearing grew 145%
9.3
9.3
81
81
46
46
2.5
128
128
221
221
0.6
0.6
1.7
1.7
1.1
1.1
15.9
15.9
111
111
169
169
3.9
229
229
386
386
2.1
2.1
3.1
3.1
6.0
6.0
2004¹
2007
1
Figures are pro forma for the Bank One merger and Discontinued Operations
2
Growth figures represent a 2004 to 2007 CAGR
1
Figures are pro forma for the Bank One merger and Discontinued Operations
2
Growth figures represent a 2004 to 2007 CAGR
2

Alternative AUA ($B) Growth drivers
Investment in organic growth is paying off:
Increasing alternative assets under administration (AUA)
Traditional Securities Company
clients are investing more in
private equity and hedge fund
assets (reached 52% of AUA in
2007)
Alternative Investment Services
expanding capabilities
internationally
HFS: Luxembourg and Hong
Kong
PEFS: Australia and United
Kingdom
New product capabilities are
being introduced:
HFS: Fund of Hedge Funds
Product in EMEA
PEFS: DealVault
49
63
67
161
141
235
2006 2007
+29%
+140%
+67%
% Change
Leveraged Loan Services (LLS)
Private Equity Fund Services (PEFS)
Hedge Fund Services (HFS)
$157
$459
3

66%
52%
26%
37%
9%
11%
2004 2007
Change in regional TSS Revenue mix ($B) Highlights
Investment in organic growth is paying off:
Expanding international franchise
“In-Country” presence: Staff
in 41 countries and branches
in 27 countries
Growth drivers:
Worldwide Securities
Services
— Depositary Receipts
— Clearance
— Collateral Management
— Escrow
— Custody & Fund
Accounting
— Securities Lending
Treasury Services
— Non-US Dollar deposits
and investments
— USD Clearing
— Trade
+15%
+120%
+100%
$4.7
$6.9
% Change
Asia Pacific
Europe, Middle East, Africa
The Americas
4

Significant expansion of international capabilities in 2007
TSS Int’l office locations
Countries with TSS presence
Treasury Services
Worldwide Securities Services
PEFS
Pension
Fund
win
Auckland
Branch
approval
South
Africa
Trade
Ops
Locally
Incorporated Bank,
local currency RMB
capabilities
Regional
HQ set
up
New
Dubai
office
New
Riyadh
office
DRs
introduced
to Vietnam
First LatAm trade
management
consulting deal
UK Corp Card
Rollout and
Private Equity
(PEFS) launch
Ruble
Clearing
launched
Swedbank is the
first Custody
Connect client
Swiss Gov’t
Pension Fund
comprehensive
services
Resurgence
of LatAm
DR market
Lux.
Hedge
Fund
Services
Staff
in
Nigeria
Rupee
clearing,
paper in
Mumbai
First
GDR
5

International expansion continues to be a top priority:
Key drivers
Europe, Asia, and Latin America
Global trade, especially intra-region
Regulatory changes, e.g., SEPA¹, MiFID² , Basel II³
Growing
international
markets
Changing sources
of cross-border
investment
Non-US Corporations and Sovereign Wealth Funds
Investment between developed and emerging
economies changing
Currency reserves shifting away from US Dollar
Evolving
investment
strategies
Pension funds diversifying into alternative assets
Hedge funds and private equity in Asia
Market-specific products, e.g., Islamic Finance
Growth in scale & complexity of international funds
6
1
SEPA (Single Euro Payments Area): Creates a zone for the EURO where all electronic payments are considered domestic and there is no longer a difference between national and intra-European cross border payments (European Central Bank)
2
MiFID (Markets in Financial Instruments Directive): Introduces a single market & regulatory regime for investment services across the 30 members of the European Economic Area
(Deloitte)
3
Basel II:  Creates an international banking standard that regulators can use when creating regulations about how much capital banks need to put aside to guard against the types of financial and operational risks banks face (Bank for International Settlements)

International expansion continues to be a top priority:
Broader product capability in international locations
In-country sales
& service
Full local
capabilities
Additional
local services
FX
Liquidity
ADR/GDR
Trade Finance
USD Clearing
Global Custody
Escrow
FX
Liquidity
ADR/GDR
Trade Finance
USD Clearing
Global Custody
Escrow
Hedge and traditional
local fund accounting
Local DRs and Escrow
Sub-Custody
GlobeClear
FX
Liquidity
ADR/GDR
Trade Finance
USD Clearing
Global Custody
Escrow
Hedge and traditional
local fund accounting
Local DRs and Escrow
Sub-Custody
GlobeClear
Local Clearing
Local Lending
Local Deposits
7

Continue to capitalize on partnership with Investment Bank and Asset
Management
Leverage IB advisory or
underwriting relationship to
generate Cash Management or
Escrow business
Generate IB syndication and
receivables business from TSS
Trade Finance clients (e.g., Stand-
By Letters of Credit)
Leverage underwriting relationships
to win DR mandates from both new
and existing IB clients
Increase shared use of TSS-
or IB-only presence in-country
Multiple deals completed
across numerous industries
(e.g., Automobiles,
Publishing, Telecomm)
Boeing (Korea & Singapore)
Guaranty Trust (Nigeria),
Almacenes Éxito (Colombia),
WuXi PharmaTech (China),
Sanofi-Aventis (France)
Dubai, Lisbon, Stockholm,
Buenos Aires, Tashkent
Local Market IPO
Depositary
Receipt
Trade Finance
Structured
Finance
Mergers &
Acquisitions
Liquidity and
Escrow
Leverage existing
infrastructure
Sweep Account clients invested in
money market funds with JPM
Asset Management
Multiple deals completed
across numerous industries
(e.g., Sovereign Wealth
Funds, natural resources)
Liquidity
Asset
Management
Description Examples
8

In Summary…
Continued healthy top and bottom line growth driven by
Increased volumes across all products
Investments made in expanded product capabilities & international franchise
A number of global changes will keep international expansion at the top of our agenda
International markets are growing
Cross-border investment sources are changing
Investment strategies are evolving
Significant progress in 2007 and an aggressive agenda for 2008 to continue to invest internationally in
Delivery of new and existing products locally
Capitalizing on our partnership with the IB
9

F E B R U A R Y 2 7 , 2 0 0 8 C O M M E R C I A L B A N K I N G Todd Maclin, CEO

Hard work begins to pay-off
Building on momentum from 2007 performance
Calling and sales results
Nearly 100,000 client calls
Over 33,000 prospect calls
35,100+ deals pitched
2,200+ new relationships
9,200+ expanded relationships
7,400+ internal cross-sell referrals
Top peer quartile NCO and NPL ratio
Real estate concentration below competitors
Disciplined hold positions
Active portfolio management
Expense discipline
Expense down 1% YoY
Top peer quartile expense management
Top peer quartile operating leverage
1

Improved client satisfaction
2007 Barlow Footprint Study: Online score refers to ease of use of platforms; TS refers to satisfaction with up to date services
Likely to stay 93%
700 bps
Current Score ’05-’07 Increase
Service satisfaction 86%
600 bps
Likely to recommend
83%
1,100 bps
TS satisfaction
73% 1,400 bps
Online satisfaction 73% 1,700 bps
2

Strong performance relative to peers across metrics
9%
8%
7%
(1)%
2006 2007
Revenue growth Expense management
Loan growth Deposit growth
7%
(1)%
9%
5%
2006 2007
11%
14%
11%
14%
2006 2007
11%
19%
9%
8%
2006 2007
Commercial Banking
Peer median
1
Peers include comparable segment at BAC, C, CMA, FITB, NCC, PNC, STI, USB, WB, WFC, ZION
3
1

We said in 2006 and 2007 The facts
Portfolio granularity and
diversification
Conservative underwriting
Dynamic portfolio management
Strong capital, reserves, and
liquidity
Allowance/loan ratio 2.7%
Deposits/loans > 1.4x
Best-in-class NCO and NPL ratios
Conservative industry
concentrations
Real estate portfolio < peers
Disciplined hold positions
Limited loan-only relationships
Limited leveraged lending
Exited $1.5B marginal credits
annually¹
$130mm loans sold in 2007
We run the business with a full credit cycle in mind
4
1
$1.5B exited annually since 2005
2
Ratio based on average loan balances for 4Q07.  The allowance for loan losses to period-end loans was 2.64% at 12/31/07
2

Well diversified credit portfolio
Northeast
23%
Midwest
30%
Southwest
19%
South Ctrl
& Mtn
10%
Central
18%
Industry (total commercial RCE) ¹
Note: Midwest includes IL, WI, MN, MI; Central: IN, OH, KY; Southwest: AZ, TX;
South Ctrl & Mtn: UT, CO, LA, OK; Northeast: NY, NJ, CT
Real Estate
12%
Consumer
Products
7%
Oil and Gas
7%
Utilities
5%
Healthcare
8%
Machinery
& Equip
4%
Business
Services 5%
Retail/
Consumer
8%
Bldg
Materials
5%
Diversified
25%
Banks &
Fin
3%
Tech
4%
Govt /
Muni
7%
Geography (Middle Market RCE) ¹
1
RCE, or reported credit exposure is defined as total commitments
2
Diversified includes no concentrations > 3%: metals/mining, media, automotive, etc.
3
Real estate includes all investor real estate throughout Commercial Banking
2
12/31/07 Total commitments: $143B
3
12/31/07 Total MM commitments: $80B
5

Responsible approach to loan growth
Limited real estate exposure
Loan growth by business ($B)
$0
$5
$10
$15
$20
$25
$30
$35
$40
Middle Market Mid-Corporate Real Estate
2005     2006        2007
CAGR 9.4%
CAGR 40%
CAGR 1.5%
2005     2006        2007 2005     2006        2007
1
Real Estate reflects loans in Real Estate Banking only. Taking into account loans transferred from Real Estate Banking to Middle Market for coverage in 2007, CAGR still low at 4%
1
6

Non-lending income focus = higher reward for credit risk ~2/3 of revenue is non-lending Total 2007 Revenue Lending 35% Other 1% IB 11% TS 88% Non-lending 65% % of non- lending revenue 7

Real estate
37%
All other
63%
Real estate
12%
All other
88%
Real estate % of total portfolio
Commercial Bank
Peer median²
Reported real estate outstanding ($B)
$10
$20
$25
Commercial Bank Peer median Peer average
Real estate exposure well below major competitors
1
Reflects $7B reported in Real Estate Banking; approx. $3B resides throughout Middle Market and Mid-Corporate; total commitments of approx. $16B
2
Peers include comparable segment at BAC, C, CMA, FITB, NCC, PNC, STI, USB, WB, WFC, ZION; reported outstandings as of 12/31/07
1
2
2
8

Single Family
15%
Office
13%
Multi-Family
15%
Industrial
8%
Coml Land
3%
Coml
Subscription
Line
7%
Other
5%
Retail
17%
Residentia
Land
1%
Housing
Subscription
Line
7%
Residential
Lots
4%
Condo
5%
CB real estate exposure ($B) Real Estate Banking outstanding
Total outstanding: $7.3B
Investment Real Estate: O/S RCE
Real Estate Banking $7.3  $12.3
Middle Market & Mid-Corporate 2.9  4.2
Total Investment $10.2  $16.5
% of total CB  16% 12%
Owner-Occupied  4.2  5.9
Total Investment & Owner-
Occupied
$14.4  $22.4
% of total CB 22% 16%
Note: reported outstandings as of 12/31/07
Diversified Real Estate portfolio
9

NPL Ratio by business
NCO Ratio by business
Credit environment is changing
Majority of NPLs have come from real estate, as expected
0.09%
0.01%
(0.05)%
0.00%
0.03%
0.06%
0.00%
0.01%
0.23%
-0.1%
-0.1%
0.0%
0.1%
0.1%
0.2%
0.2%
0.3%
Middle Market Mid-Corporate
Real Estate Banking¹
0.69%
0.32%
0.15%
0.29%
0.01%
0.03%
0.17%
0.04%
0.70%
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
0.8%
Middle Market Mid-Corporate Real Estate Banking
4Q05     4Q06     4Q07 4Q05     4Q06     4Q07 4Q05     4Q06     4Q07
2005     2006     2007 2005     2006     2007 2005     2006     2007
1
Real Estate reflects credit ratios in Real Estate Banking only
1
10

Expect our conservative portfolio positioning to outperform industry average
But expect higher NCOs and NPLs in 2008
Net Charge-off Ratio (bps) Nonperforming Loans (NPL) Ratio (bps)
1
Peers include comparable segment at BAC, C, CMA, FITB, NCC, PNC, STI, USB, WB, WFC, ZION
23
24
38
70
2006 2007
5
7
15
28
2006 2007
Commercial Banking
Peer median¹
11

Client product penetration (% of total)
Note: Product definition: max product penetration = 40 products, one product count per product category
Strong client relationships, multiple product focus
Average client uses 7.4 products today
11%
14%
12%
62%
22%
24%
29%
25%
0 to 1 2 to 4 5 to 8 9+
Lending clients Non-lending clients
12

Selling beyond loans provides higher ROE
Commercial Banking portfolio – 2007 product ROE
Note: illustrative purposes only, represents entire Commercial Banking portfolio and 100% of firmwide revenue
Lending Lending + TS Lending + TS + IB
7-10%
18-20%
24-26%
13

Gross IB Fees ($mm) Treasury Services ($mm) International ($mm)
37

96
2005 2006 2007
552
716
888
2005 2006 2007
Growth from our differentiated product set
Lending
Core
Cash
Mgmt
Investment
Banking
Treasury
Services
Products
Custody
&
Fiduciary
Retail
&
Credit
Cards
Alternative
Financing
Int’l
TS
Asset
Management
Regional competitors
JPMC product capabilities
61% CAGR
27% CAGR
2,062
2,243
2,350
2005 2006 2007
7% CAGR
14

2008 Goals
Consistent game plan – continuously improving execution!
Respect dramatically evolving credit environment
Active portfolio
management
Strive to achieve 45%
Overhead Ratio
Clients, assets, talent
Watch “nickels & dimes”
Maintain high level of calling
and coverage
Increase products per client
Invest opportunistically
5% YoY growth
Reach 8 avg. products
per client
15

F E B R U A R Y 2 7 , 2 0 0 8 I N F R A S T R U C T U R E A S A S T R A T E G I C A S S E T Frank Bisignano, CAO

Infrastructure as a strategic asset Development productivity Data center capacity Operations productivity Real estate / footprint 1

Firmwide technology spend as a % of total firm revenue Managing technology expense 0% 2% 4% 6% 8% 10% 12% 14% 2005 2006 2007 2

Rationalization and management of applications
2004 2007 % reduction
Investment Bank 2,161 1,105 49%
Retail Financial Services 1,168 674 42%
Asset Management 1,150 724 37%
Treasury Services & Commercial Bank 1,697 1,089 36%
Card Services 434 369 15%
Corporate Technology 1,258 802 36%
Total 7,868 4,763 39%
Number of applications
3

Increased data center capacity while reducing costs
Size of computer power  2005 2006 2007
MIPs  43,000 56,000 69,000
# of servers 40,000 36,000 35,000
Online storage (TBs) 3.4k 6.8k 9.8k
Increased resiliency and data protection 2005 2006 2007
Data center space-highest resiliency 47% 67% 69%
Expense ($mm) $2,848 $2,651 $2,447
4

Operations productivity
IB trade volume vs. headcount Check processing vs. headcount (000s)
Daily NAVs produced vs. headcount Commercial loan volume vs. headcount
389,341
1,138,604
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
4Q05 4Q07
0
800
1,600
2,400
3,200
4,000
4,800
Volume Headcount
186,724
102,484
0
50,000
100,000
150,000
200,000
4Q05 4Q07
0
500
1,000
1,500
2,000
Volume
Headcount
273,400
266,500
262,000
264,000
266,000
268,000
270,000
272,000
274,000
4Q05 4Q07
0
200
400
600
800
1,000
Volume Headcount
462,466
434,305
420,000
430,000
440,000
450,000
460,000
470,000
4Q05 4Q07
0
400
800
1,200
1,600
2,000
Volume Headcount
5

Increased branches, vacancy reduction…build for the
future
2005 2006 2007
Branches 2,641 3,079 3,152
Data center square foot (mm) 1.0 0.7 0.8
Total RSF (mm) 71.4 67.4 63.9
Total vacant RSF (mm) 13.0 9.6 8.5
Total RSF per employee 415 377 346
Build of new IB headquarters in NY
Build of new IB headquarters in London
Renovation of JPMorgan Chase headquarters at 270 Park Avenue
Three major investments
Note: RSF is defined as rentable square feet
6

Employees by location — top cities
New York
24,472
Wilmington -6,079
Columbus -
14,035
Houston – 5,718
Phoenix -
6,433
Dallas - 7,695
Tampa – 3,644
Indianapolis – 2,235
London –
8,816
Bournemouth –
4,097
Mumbai – 7,273
Bangalore  -
1,951
Hong Kong –
2,858
Singapore – 1,120
Sydney – 1,280
Chicago –
10,866
San Antonio – 2,414
Orlando – 1,631
Springfield – 1,494
Monroe – 1,468
Louisville –
1,337
Tokyo – 1,484
Manila – 1,625
Milwaukee- 1,156
7

2008 Key initiatives
Development efficiency
Data center build-outs
Ultra long haul network
Data protection initiatives
Check image processing and deposit friendly ATMs
Location strategy
Internal leverage
8

F E B R U A R Y 2 7 , 2 0 0 8 I N V E S T M E N T B A N K Steve Black & Bill Winters, Co-CEOs

Agenda Page Wrap-up Discipline: risk management 2007 highlights 1 1 15 23 Growth 5

Strong relative revenue performance in 2007
Total IB Revenue ($B) IB Fees ($B)
2.7
14.7
16.2
17.6
23.9
33.3
18.2
1.1
(0.5)
(2.7)
GS
DB
JPM
CS
LEH
MS
C
BAC
UBS
MER
3.9
2.5
3.9
4.9
6.1
4.9
5.5
5.5
6.6
7.6
GS
JPM
UBS
MS
C
MER
CS
LEH
DB
BAC
YoY YoY
23%
(4)%
7%
(2)%
Note: Includes all mortgage-related and leveraged lending marks; Includes top 10 IB segment results for competitors disclosing 4Q07 results as of 2/15/08; GS’ and MS’
revenue exclude principal investments; C’s and UBS’s fees are firmwide
0%
(27)%
(89)%
NM
NM
(87)%
34%
31%
4%
31%
19%
22%
24%
(8)%
2%
3%
2

Derivatives House of
the Year
Best Derivatives House over the Past 20
Years
Best Credit Derivatives House – Pioneer
and Modern Great
League table results
2007 performance highlights
Major 2007 Awards
Best Overall Investment Bank
Five bankers named
to 2007 Rainmaker List
Best Equity Capital Markets – Global
Best Debt House- Western Europe
Supranational/ Sovereign/
Agency/ Regional Bond House
Asia-Pacific Equity-linked House
U.S. Leveraged Finance House
Source: Thomson Financial
1
Global announced M&A market share and ranking for 2006 includes transactions withdrawn since 12/31/06
3
2006 2007
Rank Share Rank Share
Global M&A Announced
1
#4 26% #4 24%
Global Debt, Equity & Equity -related #2 7% #2 7%
US Debt, Equity & Equity -related #2 9% #2 10%
Global Equity & Equity -related #6 7% #2 9%
Global IPOs #6 5% #4 7%
Global Converts #5 7% #1 15%
US Equity & Equity -related #6 8% #5 11%
Global Long-term Debt #3 6% #2 7%
Global Investment Grade Debt #3 6% #3 7%
Global High Yield Debt #1 14% #1 12%
Global ABS #6 6% #2 9%
Global Loan Syndications #1 14% #1 13%

Improved diversification: by region and asset class
Revenue by product³
2007 2006
Total = $17.7B
2003
Total = $12.6B
Fees
26%
Equity
12%
Fixed
income
62%
Fees
31%
Equity
20%
Fixed
income
49%
Total = $16.9B
Fees
39%
Equity
23%
Fixed
income
38%
1
Total IB revenue, including Credit Portfolio
2
2003 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year
3
Total IB revenue, excluding Credit Portfolio
Revenue by region¹
2007
Total = $18.2B
2006
Total = $18.8B
2003
Total = $14.3B
Americas
61%
Asia Pacific
8%
EMEA
31%
Americas
51%
Asia Pacific
10%
EMEA
39%
Americas
45%
Asia Pacific
15%
EMEA
40%
4
2
2

The themes we focused on over the past few years — growth,
discipline and people — are still core to our 2008 strategy
Growth
Grow our core business
Invest in international markets
Expand our client base and deepen client loyalty
Deliver the whole firm
Invest in distressed assets
Discipline
Improve return on risk
Strengthen controls
Build technology capabilities
Relentlessly focus on productivity
People
Attract and retain the best people
Develop our people
Drive management accountability
Reinforce our culture
Capitalize on
our position
of strength
in everything
we do
5

World-class Rates and FX: now a merged platform
Strongest Rates performance since 2001 and
Record FX annual revenues
Strong client growth: Derivative and FX
revenues from IB corporate and CB clients up
88% YoY
Aggressive rollout of extended e-trading
capabilities on Bloomberg, TradeWeb and
Reuters
Top 2 Rates / Top 3 FX eCommerce Rankings
2007 progress
Integrated FX/Rates platform
Global capabilities with 24 hour servicing
Strong market share across rates/FX
Electronic platform offering
Risk management capabilities
Client business and proprietary trading
balance
JPM competitive advantages
Build-out of Asia Rates/FX business
Further extension of ecommerce offerings
Enhanced intra-day risk management and
other infrastructure capabilities
Improved Straight-Through Processing
Increased leverage of economies of scale
2008 priorities
1. Based on number of top 3 rankings across US and European rate products
#1 ranking in Global
Rates & FX Strategy¹
Derivatives House of the Year
2007 Awards
Top Derivatives House of the
Last 20 Years
6

2007 progress 2008 priorities
Leverage our leading derivatives franchise
to structure more products for high net
worth and retail investors globally
Grow our client franchise in emerging
markets where we are building - Latin
America, Russia, India, the Middle East
Further develop our electronic market
making capabilities in derivatives and cash
products
Record equity underwriting, up 45% YoY
Ranked #2 in Global Equity & Equity-related
3
Higher share in fee and volume
4
Record
equity markets, up 13%
YoY
Cash sales & trading up 32% YoY
Record F&O revenues
$1.7
$3.9
2004 2007
Equity underwriting ($B) Equity markets ($B)
$0.8
$1.7
2004 2007
Competitor CAGR = 29% Competitor CAGR = 19%
Equities: multi-year investments paying off
JPM CAGR = 32% JPM CAGR = 30%
1
Average 04-07 CAGR of the following firms: GS, LEH, MER, MS, BAC, C, CS, UBS and DB
2
2004 results presented on a pro forma basis
3
Source: Thomson Financial for 2007
4
Sources: Thomson for volumes; Dealogic for ECM fees, both for 2007 versus 2006
2
2
7
1 1

Commodities: continued platform investment
2007 progress 2008 priorities
Continue to build out:  products, talent and
capabilities
Expand physical product set
Further leverage our corporate client franchise
Capitalize on investments and opportunities in
the Environmental Markets space
New management team
Hired 50+ experienced professionals
Improved risk return performance and
significantly diversified risk taking
Formed Environmental Markets business
Established a Principal Investments
practice, focused on Environmental Markets
JPM competitive advantages
Extraordinary client franchise across IB, CB
and PB
Leading Energy franchise
Derivative and structuring capabilities
Strong balance sheet and capital position
Metals (Base and
Bullion)
Oil, Power, and Gas
Trading
Physical Gas
Emissions
Origination
Softs: Agriculture
& Livestock
New Indices
Physical Natural Gas
Liquids
Alternative Energy
Physical Coal Natural Gas Liquids
Physical Oil
Product platform
Secondary
Emissions Trading
2005 2006 2007 2008
We continue to grow our commodities platform towards a revenue goal of $1B
8

Principal investing: putting capital to work
Continue to build US and EMEA real estate
Deploy capital to growth markets in EMEA
and Asia
Invest in distressed assets
Pursue commodities-related investments
2007 progress 2008 priorities
Built out capabilities in Asia, Real Estate
and ABS
Built out large-cap mezzanine portfolio:
>$300mm in 19 investments
Significant increase in affordable housing
and wind portfolio investments
Recent transactions
Sale of two real
estate JVs in
China
Gains from
Binani Cement
Limited
IPO
Equity
investment in
Nevada Solar
One plant
project
Equity
investments in
Georgia and
California
housing
developments
Lead financier
of Horizon Wind
Energy LLC
portfolio
9

Market-driven opportunities to act as principal or assist
clients through troubled markets
Northern Rock ERM purchase
On 1/11/08 JPM purchased
the full equitable interest
in a £2.2B Equity Release
Mortgage (ERM) portfolio
from Northern Rock
A unique opportunity to
acquire one of the largest
portfolios in the £7B UK
market, which is growing at
approximately £1.5B
annually
JPM served as Lead
Arranger, Joint Bookrunner
& Sole Syndication Agent on
a $31B 364-day ABCP
Conduit Facility
JPM was able to:
Assemble a $31B facility
from a syndicate of
seven banks
Improve pricing and
credit terms of facility
Reduce exposure
Principal investing Client-driven opportunity
Sallie Mae ABCP facility
MBIA transactions
JPM provided key
components of MBIA's
capitalization plan:
JPM acted as joint
bookrunner on MBIA's $1B
surplus notes offering in
January 2008
JPM acted as joint
bookrunner on MBIA's $1B
follow-on offering in
February 2008
10

Powerful issuer client base, with room for growth
Highlights
Global Corporate Banking JV between IB
and TSS posted 19% YoY revenue growth
Cost effective model for entering new
markets
#1 in IB fees per Dealogic for 4 of
the past 5 years
Gross IB revenue from CB clients
up 24% YoY
2007 industry fee wallet ($B)
Client wallet -
Non-JPM fees
56%
JPM IB fees
7%
Non-client wallet
37%
2007 JPM fees ($B)
Existing clients
66%
New
clients
34%
Total = $86B
Total = $6.6B¹
Non-client wallet
opportunity = $32B
1
JPMorgan Global IB fees as reported; differs from Dealogic JPM Global IB fees of $6.3B
11

Other
4
7%
Rates/FX
33%
Equities
36%
Credit/
SPG³ 24%
Investor clients: strong growth, increasingly diverse
Revenue growth¹
by investor client type
Client base²
9%
32%
28%
29%
57%
45%
Insurance
Banks
Asset
Managers
Hedge
Funds
Pensions
Total
1
2007 client revenue growth versus 2006; excludes portfolio management and proprietary trading revenues
2
Pie charts show 2007 client revenue from investor clients
3
SPG = Securitized Products Group
4
Other includes F&O, Commodities and Prime Brokerage
Product set²
Insurance
3%
Hedge
Funds
24%
Pension
5%
Banks
29%
Asset mgrs
39%
12

Asia: record results
2007 progress
IB revenue in Asia ($B)
Expand principal investing, commodities
and CMBS/ABS
Improve synergies with CB, T&SS and
Private Bank
Renewed focus on Japan
$2.7
$1.8
2006 2007
10%
15%
+49%
2007 YoY revenue growth by country
227%
153%
127%
109%
60% 57%
55%
49%
42%
39%
India Thailand China Malaysia Korea Hong Kong Australia Taiwan Philippines Indonesia
Countries shown represent ~75% of total Asia revenue
Record revenue of $2.7B, up 49% YoY
#3 in fees, up from #9 in 2006¹
Strong markets growth across products,
particularly in Asia ex-Japan
1
Source: Dealogic for Asia-Pacific region
Business mix—revenue trend
FI markets Equity markets IB fees
2006
2007
+15%
+28%
+ 60%
2008 priorities
13

3% 3%
5%
3%
4%
5%
10%
11%
13%
2005 2006 2007
Asia Ex Japan
CEEMEA3
LatAm
% of advisory, equity fees & markets¹
Emerging markets: investments paying off
6%
7%
9%
5%
6%
8%
2%
4%
8%
2005 2006 2007
Asia Ex Japan
CEEMEA
LatAm
% of fixed income fees & markets²
15%
17%
23%
13%
17%
25%
Brazil China India
Growth highlights
Revenue growth of 30% YoY
M&A revenue up 200%
ECM revenue up 700%
Cash equities and derivative
revenue up 200%
Revenue tripled YoY
IB fees up 200%
Fixed Income Markets
revenue, including strong
principal investment gains,
up 250%
Equity markets revenue up
32%
Revenue more than doubled YoY
Fixed Income and Equity
Markets revenue up 50%+
Strong principal investment
gains
JV with Zhongshan Futures
established
Established local incorporated
bank during 2007
3
1
Global Equities exclude proprietary trading and secondary converts.  Bars do not sum to total due to rounding
2
Fixed Income businesses exclude proprietary trading and PIM business
3
Central and Eastern Europe, Middle East & Africa 14

Agenda Page Wrap-up Discipline: risk management 2007 highlights 15 1 15 23 Growth 5

Risk management results
Leveraged lending
Subprime & subprime CDO
exposure
CDO warehouse & unsold
positions
CMBS
Alt-A
Level 3 assets
Exposure as of 1/31/08 (except Level 3 assets)
1
Estimate includes assets measured at fair value on a recurring basis and Level 3 held-for-sale loans which are accounted for under LOCOM
$21.4B of funded and unfunded commitments
$4.9B of funded and unfunded commitments were
transferred from held for sale to held to maturity
classification on the balance sheet
$2.4B of total subprime and subprime CDO exposure
Exposure is hedged by approximately $1.7B of hedges and
short positions
$5.4B of CDO warehouse and unsold positions
92% corporate credit underlying
$15.2B of total gross exposure which was all funded on the
balance sheet
Majority is comprised of loans and securities which are
65% AAA-rated
$6.3B of total exposure; mostly AAA securities and first
lien mortgages
Expected to move from 4% to 5%¹
of total firmwide assets
in 4Q07
16

Discipline: limited write-downs compared to peers
Marks disclosed to date ($B)
1
Based on a 3Q07 USD/EUR exchange rate of 1.37 and a 4Q07 USD/EUR exchange rate of 1.45
2
SocGen 4Q marks include $7.2B loss related to rogue trader activities
3
Based on a 3Q07 CHF/USD exchange rate of 1.20 and a 4Q07 CHF/USD exchange rate of 1.15
4
CS 1Q08 marks estimate based on press release dated 2/19/08
4.8
1.4
1.7
5.3
0.7
1.8
0.7
1.6
8.4
2.9
0.3
0.7
1.8
1.5
1.3
13.9
13.6
17.5
10.2
2
9.4
2.0
1.9
0.1
2.9
4
18.7
20.4
22.0
10.6
2
10.1
6.7
4
6.7
2.9
2.6
2.2
1.9
MER
C
UBS
SocGen1
MS
CS
BAC
JPM
BSC
LEH
DB
GS
3Q07 marks
4Q07 marks
1Q08 marks
Note: includes mortgage related,
structured credit and leveraged lending
related marks
3
1
17

JPMorgan leveraged lending commitments ($B)
Leveraged finance positioning
Leveraged finance competitor summary
1
Total 4Q07 commitments based on leveraged finance commitments of Euro 36.2B as of 12/31/07 and a USD/EUR exchange rate of 1.45. 2007 disclosed net marks calculated using a USD/EUR exchange rate of 1.35 for 2Q07, 1.37 for 3Q07 and 1.45 for 4Q07
2
2007 marks include positive valuation gains realized during 4Q07 of $500mm for GS, $70mm for C and Euro 80mm for DB
3
Total 4Q07 commitments based on leveraged finance commitments of CHF 36.0B as of 12/31/07 and a CHF/USD exchange rate of 1.15. 2007 disclosed net marks calculated using a CHF/USD exchange rate of 1.20 for 3Q07 and 1.15 for 4Q07
4
MS and BAC did not disclose 4Q07 leverage finance net marks
5
Competitor averages includes DB, C, GS, CS and ML; does not include MS and BAC as 4Q07 net marks were not disclosed
40.6
26.4
-16.5
2.3
Commitments as
of 3Q07
Deals closed &
other
reductions
New
commitments
Commitments as
of 4Q07
Bank
Total 4Q07
commitments
($B)
2007
disclosed
net
marks
($B)
2006
Dealogic
HY bond &
leveraged
loan fees
($B)
Marks
as %
of FY06
wallet
2007
disclosed net
marks as %
of 4Q07
commitments
DB
1,2
$52.4  $1.0  $1.2  0.9x 2.0%
C2
43.0  1.5  1.3  1.2x 3.5%
GS²
36.0  1.2  0.8  1.5x 3.3%
CS³
31.4  0.7  1.2  0.6x 2.3%
MS
4
30.0  NA 0.6  NA NA
JPM 26.4  1.3  1.7  0.8x 4.9%
ML 18.0  0.6  0.7  0.9x 3.3%
BAC
4
12.0  NA 1.3  NA NA
Competitor avg.
5
$36.2  $1.0  $1.0  1.0x 2.9%
18

Risk management critical success factors
Strong senior management oversight
Disciplined risk management culture, incl weekly discussions with senior management on current and emerging risks
Made decisions about aggregate firm-wide exposure & risk
mitigation rather than relying solely on “siloed” judgment
Employed macro hedging strategies
Communication among
senior mgmt, businesses &
risk mgmt functions
Critical success factors
JPM self-assessment
Management of
balance sheet & capital
positions
Used a wide range of informative risk measures to discuss &
challenge views on credit and market risk broadly
Understood the limitations of individual risk measures
Adaptable MIS – integration of market and counterparty risk -
significant investment in risk infrastructure started in 2004
Sophistication, diversity &
adaptability
of risk measures
Invested in the development of independent pricing models
& staff with specialized expertise
Skeptical of, and less reliant on, external ratings
Used margin disputes as source of valuation information
Learned lessons from past crises
Discipline, skepticism &
judgment in valuation
Senior management is actively involved in setting limits and risk policy
Strong processes around allocation of capital
Not focused on consolidated positions - more agile in
reducing and hedging exposure
19

Risk management, organization & governance: LOB & committee structure 20

Market risk limit overview
Multi-level limit framework
Limit structure
Limits aligned with management risk
appetite
Annual formal limit review with
appropriate intra-cycle updates
Non-statistical limits are business-
specific
Resolution process
Daily monitoring of limits, including
drawdown limits
Daily excess and loss reporting to head
of relevant business level, depending
on excess
Business in excess must:
Reduce risk within limit,
Agree to follow-up action plan,
One-off approvals may be granted
to accommodate large client
transactions or market conditions
Firm level
IB level
Business
level
Business level
(e.g. Global
Equities)
VAR; stress loss;
non-statistical;
drawdown limits
IB level
VAR and stress
loss; drawdown
limits
Firm level
(JPMC)
VAR and stress
loss
(corporate
scenarios)
21

Credit risk framework
All underwriting decisions are made with the assumption that we will have to hold all the risk
Limits based on
economic capital
Includes both
credit and private
equity
Industry Country
Includes all equity
and debt
instruments
External risk
ratings used to
determine
exposure limits
Single name
issuer
Notional and
capital based
limits
Grid-based
thresholds,
dependant upon
risk rating of client
Credit family
Risk approvals
Portfolio
management
Problem
credits
Independent
review
Applies to all
emerging market
countries
Both notional
exposures and
stress-based limits
are monitored
Credit risk management
Concentration management
22

Agenda Page Wrap-up Discipline: risk management 2007 highlights 23 1 15 23 Growth 5

What you can expect from the Investment Bank
Continue to invest across our businesses in a
disciplined manner
Fully leverage our capital strength through client and
principal opportunities
Maintain a disciplined approach to risk, returns,
efficiency and controls
Improve our earnings consistency
24

F E B R U A R Y 2 7 , 2 0 0 8 A S S E T M A N A G E M E N T Jes Staley, CEO

Agenda Asia growth opportunity Private Bank growth Investment performance and markets 1

$0.3
$3.7
$13.2
$1.1
2005 2006 2007
China JV QDII
Assets under Management in Asia ex Japan ($B)
Assets under Management in China ($B)
Our business in Asia is growing rapidly
$28.2
$46.8
$73.7
2005 2006 2007
2

Asia growth opportunity
Key new growth areas
China: JV firmly established - 3% market share and $13B AUM (up
261% from 2006); additional $1B managed offshore
India:  launched first four funds and established country wide coverage with six regional offices; over 900 distribution agreements signed
South Korea: eight retail funds, 21 distribution agreements, $3.5B
AUM (up 170% from 2006)
Strong existing presence
Hong Kong: $14B AUM (up 73% over 2006), 84,000 retail and 81 institutional clients
Taiwan: $13B AUM (up 30% over 2006), over 140,000 retail
customers
Asian Sovereigns ($14B AUM), Liquidity ($9B AUM)
3

China highlights
China JV
5.2 million clients, $13B AUM managed by joint venture
QDII Asia Pacific Advantage Fund was oversubscribed almost 4 times, raising over $15B in one day, attracting 2 million new investors
AM launched two QDII funds through Hong Kong – over $1B AUM
In partnership with:
—
Industrial and Commercial Bank of China
—
China Construction Bank
Greater China Property Fund (GCPF)
Raised $575mm, targeting additional $200mm
$145mm invested to date
Asia Infrastructure and Related Resources Fund
Targeting first close in 1Q08
The fund invests in critical infrastructure businesses across Asia
4

2004 2005 2006 2007
Private Bank Revenue ($mm)
Private Bank growth
18% CAGR
(’04–’07)
$2,605
$1,592
$1,689
$1,907
Pretax
margin:
20%+
Pretax
margin:
35%+
5
Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year

Private Bank highlights
Total PB revenue up 37% from
2006
Over 1,000 net new clients
(over 40% increase from 2006)
Record net AUS flows of $50B
(up from $24B flows in 2006)
Over 100 net new PB client
advisors (versus over 60 net
new client advisors in 2006)
High growth areas
$201B $159B
Assets under
management
2007 2006
+47% growth YoY Placement fees
+89% growth YoY Performance fees
+43% growth YoY
Structured
products revenue
+33% growth YoY
NII and banking
fees
6

Private Bank clients are benefiting from improvements to our investment approach
Number of alpha strategies: 3
Expected performance¹:  8.8%
return, 5.6% volatility
Number of alpha strategies:  40+
Actual performance²:  10.4%
return, 4.7% volatility
Fixed
income – 30%
Equities – 70%
Equities – 26%
Fixed income
& cash – 31%
Hedge
funds – 18%
Structured
products – 14%
Real estate
& hard
assets – 6%
Private
equity – 5%
1
Based on performance of benchmarks over a 2-year period ending December 2007
2
Actual performance over a 2-year period ending December 2007
7
Model portfolio - 2008 Model portfolio - 1995
Asset allocation - 2008 Asset allocation - 1995

Investment performance
One-year mutual fund performance:  57% of global long term mutual fund assets in top two quartiles, versus 65% target
Net outflows in European equity funds
Highbridge – Statistical Arbitrage
Fixed income avoided major problems, but some performance impact
8

Continue to focus on investment performance
Market conditions will affect financial performance
Take measures to reduce expense
Consolidate our business after several years of rapid growth
Looking forward
9

F E B R U A R Y 2 7 , 2 0 0 8 C A R D S E R V I C E S Gordon Smith, CEO

Overarching themes
We are in a much tougher credit environment than recent years and will see rising credit losses in 2008/2009
However, our portfolio is amongst the most credit worthy in the industry driven by rigorous risk management capabilities, systems, best practices from multiple mergers, and a strong rewards centric customer base
We see real organic growth opportunities in both US consumer and business segments
Our leadership position in cobrand rewards enables us to bring a strong and distinctive set of capabilities to our proprietary rewards platform
We have a clear strategy and strong leadership team
1

Agenda Page Growth opportunities Credit performance 2 Historical credit performance Health of our portfolio Impact of housing slump and mitigating actions 2 10

Credit trends - Chase Card Services vs. industry
Our strong cobrand partnerships, rewards focus, and risk management/controls have translated to lower loss rates
Losses continue to normalize post bankruptcy legislation but are still low relative to historical levels
Net credit loss rate Delinquencies (30 Day+ except Citi)
2.5%
3.5%
4.5%
5.5%
6.5%
7.5%
2003 2004 2005 2006 2007
Chase Citi
American Express Capital One
Bank of America
Source: Earnings releases; SEC filings
Notes: Bank of America US Consumer and Small Business segment; Citi US Card segment includes Canada and Puerto Rico but excludes Mexico; Capital One US
Card segment excludes international credit card and small business; Discover data includes international loans; American Express US consumer and small business lending portfolios
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
2003 2004 2005 2006 2007
Chase Citi 90+
American Express Capital One
Bank of America Chase 90+
3

Impact of bankruptcy reform
100%
132%
37%
52%
75%
0%
50%
100%
150%
0.0
0.8
1.6
2.4
Bankruptcy filings expected to continue to normalize in 2008
National bankruptcy filings
Source: Administrative office of the US Courts; Economy.com for 2008 forecast of bankruptcy filings
National bankruptcy filing indexed to 2004 National bankruptcy filings (mm)
2008 forecast
2004 2005 2006 2007
4

Trends in credit losses vs. unemployment rate
Net credit loss rate (NCL) vs. unemployment rate
Source: Bureau of Labor Statistics for unemployment rate
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
We expect losses to continue to normalize in 2008
Visible losses of 4.50% +/- in 1H08
2H08 losses depend on economy and unemployment
5.0% Loss rate through the cycle
5
Net credit loss rate
Unemployment rate

Increased focus on rewards to drive loyalty and engagement
Rewards as a percentage of outstandings¹ ($B)
Rewards as a percentage of outstandings¹ ($B)
Cards with rewards have higher level of loyalty and engagement, which drives higher revenue
Rewards have increased from 32% of outstandings in 2003 to 57% in 2007
$0
$45
$90
$135
$180
2003 2004 2005 2006 2007
Rewards Non rewards
1
Based on end of period outstandings
32%
68%
40%
60%
44%
56%
53%
47%
57%
43%
6

Lending securitization trust receivables – FICO< 660 (as of 12/31/07)
FICO distribution of securitized receivables
Due to our strong underwriting as well as our high concentration of co-brand, T&E and reward products, we experience better performance within FICO score bands which leads to lower delinquencies and lower losses
29.4%
29.0%
26.6%
25.5%
16.0%
16.3%
0%
5%
10%
15%
20%
25%
30%
35%
40%
Capital One Bank of America Discover Citigroup Amex Chase
Source: SEC Filings
7

Vermont
Alabama
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Virginia
Washington
West Virginia
Wisconsin
Wyoming
We are closely monitoring housing price changes and the potential impact on consumer credit
U.S. consumer market – less CA, NV, MI, FL, AZ
U.S. consumer market – CA, NV, MI, FL, AZ
U.S. (less CA,NV,MI,FL,AZ) Dec 2007
YoY Housing price change¹
0.9%
Card delinquency 3.29%
Card charge-off rate 3.92%
1
Data from Case Schiller Index and is based on latest data available for housing price change (data as of 3Q07)
California Michigan
Florida
Nevada
8
Arizona
CA, NV, MI, FL, AZ Dec 2007
YoY Housing price change
1
(9.6)%
Card delinquency 4.02%
Card charge-off rate 5.13%

We continually monitor portfolio activity to decrease
magnitude of losses
As leading indicators began to change in the beginning of 2007, we adjusted our risk management policies and procedures to better manage potential losses
Started utilizing actual and forecasted view of housing prices to identify regions at risk
Increased score cutoffs for targeted credit line increase programs
Increased score cutoffs in acquisition direct mail
Increased collections activity by hiring additional collectors
Accelerated high risk judgmental reviews
Proactively decreasing lines where appropriate
9

Agenda Page Growth opportunities Credit performance 10 Industry and Chase Card Services positioning Growth strategy Organizing for success 2 10

Source: Earnings Releases; CardData; as of 12/31/07
Note: Amex outstanding market share excludes charge card receivables
1
General Purpose Credit Card (GPCC) market share
US consumer payments landscape Small Business payments landscape
Consumer/Small Business purchase share²
Industry position
Card penetration of the payments landscape yields significant potential for organic growth
Consumer/Small Business O/S market share¹
2006
Cash 21%
Checks 25%
GPCC & PL
Cards 25%
Debit cards 14%
Other plastic 2%
Electronic 10%
2006
Credit cards 9%
All other 91%
Bank of America 21%
Chase 20%
Amex 9%
Capital One 7%
Other 21%
Citigroup 16%
Discover 6%
Chase Card Services has a large market share in both outstandings and purchase volume
Bank of America 14%
Chase 17%
Amex 22%
Capital One 5%
Other 16%
Citigroup 19%
Discover 7%
~10% of spend
is captured on
credit cards
~50% of
spend still
on cash and
check
Source: Nilson Report (Issue # 890) Source: TowerGroup; Internal JPMC analysis
Source: Earnings Releases; Nilson Report (Issue # 895); data reflects full year
2007
Other Paper 2%
11

Chase Card Services positioning
Strengths
Strong leadership team
High quality, credit worthy customer base
Strong technology and systems
infrastructure
Well known and well respected brand
Assets of broad retail business
Challenges
Fewer opportunities for growth by
acquisition
Legislative pressures on traditional
growth levers
Increased competition for share of wallet
Leverage the Chase
brand
Build customer
loyalty through
superior rewards
Strengthen
relationships with
customers via
world-class
customer service
Strategic focus
12

Growth strategy
We create lifelong, engaged relationships
with our customers by being a trusted provider of financial services
Vision
What
Create a differentiated
brand
Build brand equity that
delivers high performance
Create energetic tone
How
Ensure business strategies
are aligned with brand
positioning
Deploy in all media
Ensure consistency across
all channels
Rationalize existing
rewards products
Develop proprietary
rewards platform
Develop targeted offers for
each customer segment
Redemption to be easy and
intuitive
Engage the customer early
in the lifecycle
Leverage every interaction
to enhance the relationship
Create a superior online
experience
Improve customer service
POS authorizations
Disputes
Card replacement
Brand Rewards Customer experience
13

Brand
Increased spending Greater retention
Benefits of rewards-based customer engagement
3.8x
1.3x
Spend per account Balance per account Balance attrition Account attrition
52% lower
83% lower
Better credit performance
Improved profit
Net credit loss rate Delinquency rate
29% lower
27% lower
1.7x
Revenue per account Activation rate
13% higher
Rewards
Customer
Experience
Note: Opportunity is defined as estimated annual pretax income generated if entire pool of non-rewards customers exhibit same level of engagement as rewards customers.  Note that opportunities are not necessarily additive.
Rewards customers have higher level of engagement which drives higher revenue
Opportunity exists to increase level of engagement for non-rewards customers
14

Brand—Chase What Matters
“WHAT MATTERS TO YOU, MATTERS TO US”
Access
We make it easy—we give customers the tools they need to manage their accounts, loans, or cash flow however and whenever they choose—on their terms and their time
We give customers a heads up when they need it to help them save time and money—through email, phone, or text alerts
Advocacy
We protect our customers against fraud and identity theft with industry-
leading tools
Protection
We deliver competitive products together with great service and innovative features
Value
We reward customers for their business with programs that recognize their individuality and loyalty, Chase Freedom Card automatically gives customers triple rewards where they spend the most
Recognition
Brand Rewards
Customer
Experience
15
In January 2008, we launched a new media campaign—Chase What Matters

Brand—Secret Agent Man advertisement Brand Rewards Customer Experience 16 Secret Agent Man commercial

Rewards—Building a brand new Chase
proprietary rewards program
Next Wave Freedom
Key features
Differentiated and branded proprietary
rewards program with best-in-class
value proposition
Easy to earn and redeem points
Whole family can contribute to one
rewards account
Broad redemption choices that
include merchandise, travel,
electronics, charitable giving, etc.
The Freedom to change—Customer can
change between cash back and points
without losing earned rewards
The Freedom to earn more—Customer
earns 3% for gas, grocery & Quick Serve
Restaurant purchases; 1% for all other
purchases
Targets
Existing customers
Relevance across customer segments
Everyday spend
New customers, younger demographic,
higher spend
Results
No. 1 product sold in Chase branches
Strong activation and spending
numbers
Increased brand awareness from 34% to
57% in December 2007
Continuous improvements to our
platform
Brand Rewards
Customer
Experience
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Customer experience—“Moments of truth”
should be positive experiences
Dispute
Processing
POS
Authorization
Card
Replacement
Dedicated advisors for high-touch treatment
Proactive status call
Remove paper for the customer
Constantly improve point of sale approval rate
Apply VIP credit and fraud authorization strategies for our best customers
Focus on improving international purchase approval rates
Empower advisors to do the right thing
Proactively offer to replace unusable or lost card overnight
Brand Rewards
Customer
Experience
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Key segment positioning
Chase Card Services opportunity Chase Card Services positioning
Potential to improve penetration
Need differentiated rewards platform
Build brand equity
Highly profitable customer base
High concentration of spend
Chase high
net worth
Build brand equity
Focus on capturing spend
Increase share of outstandings
20% share of O/S – one of top players
Large customer pool with prime+ credit
orientation
Chase mass
affluent
Potential to improve penetration of
partner segment
Opportunity to cross-sell other
products into non-cardmember
partner base
Over 300 partnerships with largest T&E
cobrand portfolio
Strong capability to manage across broad
range of sectors
Cobrand
partners
Opportunity to gain share with
CoBrand and Private Label products
Gaining market share
Targeting key brands
Retail
partners
Build Small Business appropriate
product and deliver capabilities
Need to build brand
Gaining market share
Significant assets to leverage (partners,
Retail Financial Services, Chase Loyalty
Solutions)
Small
business card
By defining distinct segments of the market, we can focus efforts clearly on the customer, tailor product innovation, enable delineated target marketing, and increase organization accountability
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Segment strategies
Brand
Leverage the affinity of the partner brand
for the cobrand and retail segments
Target card campaigns in Designated Market Areas (DMAs)
where brand awareness is high for the branded portfolio
Leverage the value of the JPMC enterprise
Chase high net
worth
Chase mass
affluent
Cobrand partners
Retail partners
Small business
card
Rewards
Engage customers early with a compelling rewards program
Leverage portfolio of value-added services and products,
e.g., offer them to loyalty program non-cardholders
Facilitate rewards redemption
Customer experience
Improve authorizations to increase spend, e.g., recognize
international travel of High Net Worth segment
Develop segment-specific policies and procedures: disputes,
fees
Leverage segmentation and customer management platform
Segments
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Key overall messages
We have maintained market share, however revenue growth has lagged
We see real organic growth opportunities based on low card penetration of the payments landscape
We derive real value being part of JPMC
We are in a much tougher credit environment than recent years and will see rising credit losses in 2008 and 2009
However, our portfolio quality will position us well on a relative basis
Our vision is to create lifelong, engaged relationships with our customers through the Chase Brand, rewards, and the customer experience
As a result, we have organized along five key business segments in order to fully capture the profit growth potential
Our performance target is 23% – 25% ROE through the cycle
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